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                                                                   EXHIBIT 10.19

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 18, 1998, is among (a) Art Technology Group, Inc., a Delaware corporation, (the "COMPANY"), (b) the persons listed on SCHEDULE 1 hereto and the persons who execute a Supplemental Agreement (as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement (collectively, the "SERIES D HOLDERS"), (c) the persons listed on SCHEDULE 2 hereto (collectively, the "SERIES C HOLDERS"), (d) the person listed on SCHEDULE 3 hereto (collectively, the "SERIES B HOLDER"), and (e) each other Person who becomes a party to this Agreement by executing an Instrument of Accession (an "INSTRUMENT OF ACCESSION") in the form of SCHEDULE 4 hereto (collectively with the Series D Holders, Series C Holders, and the Series B Holder, the "HOLDERS", and each individually a "HOLDER").

         This Agreement is made in connection with the Series D Senior Participating Convertible Redeemable Preferred Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") between the Company and the Series D Investors. In order to induce the Series D Investors to enter into the Purchase Agreement, the Company, the Series C Holders and the Series B Holders have agreed to provide the registration rights set forth herein and to otherwise amend and restate the registration rights previously provided to the Series C Investors and the Series B Investors as set forth in this Agreement.

         IN WITNESS WHEREOF, each of the parties to this Agreement hereby agrees as follows:

         This Agreement replaces and supersedes in their entirety each of (1) the Amended and Restated Registration Rights Agreement, as amended, dated as of December 8, 1997 (the "PRIOR REGISTRATION RIGHTS AGREEMENT"), among the Company, and the persons and entities listed therein and (2) all provisions pertaining to registration rights contained in that certain Stockholder's Agreement, dated as of December 23, 1996, as amended (the "PRIOR STOCKHOLDERS AGREEMENT"), including without limitation Article II thereof, among the Company, SOFTBANK Ventures, Inc., a Japanese corporation, Manhendajeet Singh, Joseph T. Chung, Madanjeet Singh and B.U. Chung. Each of the Prior Registration Rights Agreement and the Prior Stockholders Agreement be and hereby is terminated and shall have no further force and effect.

         1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "COMMISSION" means the Securities and Exchange Commission.



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         "COMMON STOCK" means (a) the Company's Common Stock, $0.01 par value per share, and (b) any shares of any other class of capital stock of the Company previously or hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

         "COMPANY" has the meaning specified in the preamble hereto.

         "DEMAND REGISTRATION" has the meaning specified in Section 2(a).

         "DERIVATIVE SECURITIES means (i) all shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock, including without limitation shares of Preferred Stock, and (ii) all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FULLY DILUTED BASIS" means, with respect to any calculation in respect of outstanding shares of Common Stock, that such calculation is to be made by treating as outstanding all shares of Common Stock issuable upon the exercise, exchange, or conversion in full, of all Derivative Securities then outstanding.

         "HOLDER" means one of the Holders identified in the introductory paragraph to this Agreement or such other Person to whom such Holder shall have assigned or transferred such Holder's Registrable Securities and the rights and obligations hereunder in accordance with Section 12(g) of this Agreement.

         "INDEMNIFIED PARTY" has the meaning specified in Section 8(c) hereof.

         "INDEMNIFYING PARTY" has the meaning specified in Section 8(c) hereof.

         "INSTRUMENT OF ACCESSION" has the meaning specified in the preamble hereto.

         "NASDAQ" has the meaning specified in Section 5(a)(vi).

         "PERSON" means any individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PIGGYBACK REGISTRATION" has the meaning specified in Section 3(a).

         "PREFERRED STOCK" means, collectively, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.


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         "PROSPECTUS" means the prospectus included in any Registration
Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "PUBLIC SALE" means any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

         "PURCHASE AGREEMENT" has the meaning specified in the preamble hereto.

         "REGISTERED" and "REGISTRATION" means a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

         "REGISTRABLE SECURITIES" means all Series D Investor Registrable Securities, all Series C Investor Registrable Securities and all Series B Investor Registrable Securities.

         "REGISTRATION EXPENSES" has the meaning specified in Section 7(a).

         "REGISTRATION STATEMENT" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "SERIES B HOLDER" has the meaning specified in the preamble hereto.

         "SERIES B INVESTOR REGISTRABLE SECURITIES" means, at any time, all of the then issued and outstanding (a) shares of Common Stock issued or issuable to the Series B Investors upon conversion of the shares of Series B Preferred Stock of the Company purchased by the Series B Investors pursuant to the Series B Preferred Stock Purchase Agreement, or issuable upon the exercise of the Performance Warrant issued thereunder, each dated December 23, 1996, by and between the Company and the Series B Holder, and any other securities acquired by the Series B Investors pursuant to their rights under the Stockholders' Agreement (as hereinafter defined) and (b) capital stock or other securities into which or for which any such shares of Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company, and (c) shares of capital stock issued with respect to the foregoing pursuant to a stock split or stock dividend, PROVIDED, that the foregoing capital stock shall cease to be Series B Investor Registrable Securities upon




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the sale of such capital stock pursuant to a Public Sale, upon a sale or transfer of such capital stock in violation of the Stockholders' Agreement or upon the assignment of rights or obligations hereunder in violation of the terms of this Agreement.

         "SERIES B INVESTORS" means the Series B Holders and their permitted assigns and transferees.

         "SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock, $0.01 par value per share, of the Company.

         "SERIES C HOLDERS has the meaning specified in the preamble hereto.

         "SERIES C INVESTOR REGISTRABLE SECURITIES" means, at any time, all of the then issued and outstanding (a) shares of Common Stock issued or issuable to the Series C Investors upon conversion of the shares of Series C Preferred Stock of the Company purchased by the Series C Investors pursuant to the Series C Preferred Stock Purchase Agreement, dated November 12, 1997 and the Series C Preferred Stock Purchase Agreement, December 8, 1997, by and among the Company and the Series C Holders, (b) capital stock or other securities into which or for which any such shares of Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company, and
(c) shares of capital stock issued with respect to the foregoing pursuant to a stock split or stock dividend, PROVIDED, that the foregoing capital stock shall cease to be Series C Investor Registrable Securities upon the sale of such capital stock pursuant to a Public Sale, upon a sale or transfer of such capital stock in violation of the Stockholders' Agreement or upon the assignment of rights or obligations hereunder in violation of the terms of this Agreement.

         "SERIES C INVESTORS" means the Series C Holders and their permitted assigns and transferees.

         "SERIES C PREFERRED STOCK" means the Series C Convertible Preferred Stock, $0.01 par value per share, of the Company.

         "SERIES D HOLDER" has the meaning specified in the preamble hereto.

         "SERIES D INVESTOR REGISTRABLE SECURITIES" means, at any time, all of the then issued and outstanding (a) shares of Common Stock issued or issuable to the Series D Investors upon conversion of the shares of Series D Preferred Stock of the Company and upon exercise of the Warrants (as defined in the Purchase Agreement) (b) all other shares of Common Stock issued or issuable to or purchased by the Series D Investors from time to time, (c) shares of any class of Common Stock into which shares of Common Stock have been converted, (d) capital stock or other securities into which or for which any shares of Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company, and (e) shares of capital stock issued with respect to the foregoing pursuant to a stock




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split or stock dividend, PROVIDED, that the foregoing capital stock shall cease to be Series D Investor Registrable Securities only upon a sale of such Series D Investor Registrable Securities pursuant to a Public Sale.

         "SERIES D INVESTORS" means the Series D Holders and their permitted assigns and transferees.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement of even date herewith among the Company and those of its stockholder parties thereto.

         "UNDERWRITERS' MAXIMUM NUMBER" means, for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

         2.       DEMAND REGISTRATION.

         (a)      REQUEST FOR DEMAND REGISTRATION ON FORM S-1.

                  Subject to the limitations contained in the following paragraphs of this Section 2 (each of clauses (i)-(iii) below being referred to as a "DEMAND REGISTRATION"):

                  (i) SERIES D INVESTORS. Holders of not less than 50% of all Series D Investor Registrable Securities at any time outstanding may, at any time and from time to time after the earlier to occur of (A) 180 days following the completion of an initial public offering of the Company's Common Stock, and (B) the third anniversary of the date hereof, give to the Company a written request for the registration by the Company under the Securities Act of all or any portion of the Series D Investor Registrable Securities.

                  (ii) SERIES C INVESTORS. Holders of not less than 50% of all Series C Investor Registrable Securities at any time outstanding may, at any time and from time to time after the first anniversary of the completion of an initial public offering of the Company's Common Stock, give to the Company a written request for the registration by the Company under the Securities Act of Series C Investor Registrable Securities having an aggregate offering price of not less than $5,000,000 (based on the then current public market price or fair value of such Registrable Securities proposed to be registered) (and which $5,000,000 threshold shall, for purposes of calculating whether such threshold has been met, include the Series D Investor Registrable Securities that the Company is required to include in such Demand Registration under Section 2(a)(v) hereof if any Series D Investors join in a Demand Registration initiated pursuant to this Section 2(a)(ii)).

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                  (iii) SERIES B INVESTORS. Holders of not less than all of the
         Series B Investor Registrable Securities at any time outstanding may, at any time and from time to time after [180 days following] the completion of an initial public offering of the Company's Common Stock, give to the Company a written request for the registration by the Company under the Securities Act of Series B Investors Registrable Securities having an aggregate offering price of not less than $5,000,000 (based on the then current public market price or fair value of such Registrable Securities proposed to be registered) (and which $5,000,000 threshold shall, for purposes of calculating whether such threshold has been met, include the Series D Investor Registrable Securities that the Company is required to include in such Demand Registration under Section 2(a)(v) hereof if any Series D Investors join in a Demand Registration initiated pursuant to this Section 2(a)(ii)).

                  (iv) NOTICE; JOIN-INS; REQUESTS TO BE INCLUDED. Within ten
         (10) days after the receipt by the Company of any written request pursuant to Sections 2(a)(i), 2(a)(ii) or 2(a)(iii), the Company will give written notice of such registration request to all Holders of Registrable Securities. Holders of Registrable Securities (other than Series D Investor Registrable Securities) may request that all or a portion of such Registrable Securities (other than Series D Investor Registrable Securities) be included in any Demand Registration subject to the priorities on cut-back as set forth in Section 2(c). The Holders of not less then 50% of the then outstanding Series D Investor Registrable Securities may, at their option, join in any Demand Registration(s) pursuant to Sections 2(a)(ii) or 2(a)(iii) by giving written notice to the Company specifically stating their intent to "join-in" such demand, within ten (10) days after the receipt of such notice given by the Company to all Holders of Registrable Securities pursuant to the first sentence of this paragraph. In lieu of joining-in any Demand Registration(s) pursuant to Sections 2(a)(ii) or 2(a)(iii), any Holders of Series D Registrable Securities may request that all or a portion of their Series D Investor Registrable Securities be included in such Demand Registration(s) subject to the priorities on cut-back as set forth in Section 2(c).

                  (v) SECURITIES REQUIRED TO BE INCLUDED. Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of a written request for any Demand Registration, the Company will be obligated and required to include in (A) a Demand Registration pursuant to Section 2(a)(i), all Series D Investor Registrable Securities with respect to which the Company shall receive written requests of Holders of Series D Investor Registrable Securities for inclusion in such registration within thirty (30) days after the date on which the Company shall have given to all Holders such written notice of registration request pursuant to Section 2(a)(iv), (B) a Demand Registration pursuant to Section 2(a)(ii), all Series C Investor Registrable Securities and all Series D Investor Registrable Securities (if Series


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         D Investors choose to join in such Demand Registration) with respect to which the Company shall receive written requests of Holders of Series C Investor Registrable Securities and Holders of Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) for inclusion in such registration within thirty (30) days after the date on which the Company shall have given to all Holders such written notice of registration request pursuant to
         Section 2(a)(iv); and (C) a Demand Registration pursuant to Section 2(a)(iii), all Series B Investor Registrable Securities and all Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) with respect to which the Company shall receive written requests of Holders of Series B Investor Registrable Securities and Holders of Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) for inclusion in such registration within thirty (30) days after the date on which the Company shall have given to all Holders such written notice of registration request pursuant to
         Section 2(a)(iv).

                  (vi) BEST EFFORTS OF COMPANY. The Company will use its best efforts to effect promptly the registration of all such Registrable Securities. All written requests made by Holders of Registrable Securities pursuant to this Section 2(a) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof.

         (b) LIMITATIONS ON DEMAND REGISTRATION ON FORM S-1.

                  (i) SERIES D DEMAND REGISTRATION. The Holders of Series D Investor Registrable Securities will not be entitled to require the Company to effect more than two (2) Demand Registrations (other than on Form S-3) pursuant to Section 2(a)(i) and including any Demand Registration(s) pursuant to Sections 2(a)(ii) and 2(a)(iii) if Holders of a majority of then outstanding Series D Investor Registrable Securities exercise their option, pursuant to Section 2(a)(iv), to join in such Demand Registration(s). Any registration initiated by Holders of Series D Investor Registrable Securities or included as a Demand Registration pursuant to Section 2(a)(iv) shall not count as a Demand Registration for purposes of this Section 2(b)(i): (A) unless and until such registration shall have become effective (and remain effective for the period required by Section 5(a)(ii) hereof) and all Registrable Securities requested to be included in such registration shall have been actually sold; or (B) if such Holders withdraw their request for a Demand Registration pursuant to Section 2(a)(i), 2(a)(ii) or 2(a)(iii) at any time because such Holders (1) reasonably believe that the Registration Statement or Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, (2) notified the Company of such fact and requested that


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         the Company correct such alleged misstatement or omission and (3) the
         Company has refused to correct such alleged misstatement or omission.

                  (ii) SERIES C DEMAND REGISTRATION. The Holders of Series C Investor Registrable Securities will not be entitled to require the Company to effect (A) more than two (2) Demand Registrations (other than on Form S-3) pursuant to Section 2(a)(ii), (B) more than one (1) Demand Registration (other than on Form S-3) pursuant to Section 2(a)(ii) during any twelve (12) consecutive month period and (C) any registration (other than on Form S-3) within six (6) months after the effective date of any other Registration Statement.

                  (iii) SERIES B DEMAND REGISTRATION. The Holders of Series B Investor Registrable Securities will not be entitled to require the Company to effect (A) more than two (2) Demand Registrations (other than on Form S-3) pursuant to Section 2(a)(iii), (B) more than one (1) Demand Registration (other than on Form S-3) pursuant to Section 2(a)(iii) during any twelve (12) consecutive month period or (C) any registration (other than on Form S-3) within six (6) months after the effective date of any other Registration Statement. Any registration initiated by Holders of Series B Registrable Securities as a Demand Registration pursuant to Section 2(a)(iii) hereof shall not be counted as a Demand Registration for purposes of this Section 2(b)(iii) unless and until such registration shall have become effective and all Registrable Securities requested or required to be included in such registration shall have been actually sold.

                  (iv) Notwithstanding the foregoing, the Company shall not be obligated to effect any Demand Registrations pursuant to Sections 2(a)(i), 2(a)(ii) or 2(a)(iii) if, in the good faith determination of the Board of Directors, the filing of any registration statement would adversely affect a material proposed or pending acquisition, merger or similar corporate event to which the Company is or expects to be a party. In the event of such determination by the Board of Directors, the Company may, at its option, direct (a "DIRECTIVE") in writing within ten (10) days of receipt of any request for any Demand Registration(s) that such Demand Registration(s) be delayed (and, if a majority of the holders of Registrable Securities initiating such request so elect, withdrawn) for a period not in excess of three (3) months from the date of such Directive, which right to delay may be exercised by the Company not more than once in any twelve-month period. In the event that, following a request for a Demand Registration pursuant to Sections 2(a)(i), 2(a)(ii) or 2(a)(iii) the Holders of Series D Investor Registrable Securities, Series C Investor Registrable Securities or Series B Investor Registrable Securities shall, as the case may be, at the Company's request pursuant to the foregoing sentence, agree to withdraw such Demand Registration(s), or if the Demand Registration(s) is delayed as set forth above, then such Demand

         Registration(s) shall be deemed to have been so withdrawn or delayed, as the case may be, and if such Demand Registration is withdrawn it shall not count as a Demand Registration for purposes of Sections 2(b)(i), 2(b)(ii) or 2(b)(iii), as applicable.

                  (vi) The Company shall not be obligated or required to effect the Demand Registration of any Registrable Securities: (A) pursuant to
         Section 2(a)(i) hereof, during the period commencing on the date falling thirty (30) days prior to the Company's estimated date of filing of, and ending on the date 180 days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such Demand Registration pursuant to Section 2(a)(i) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company for its own account, or any registration not permitted by the Securities Act; PROVIDED, HOWEVER, that the Company will use its reasonable efforts in good faith to cause any such Registration Statement to be filed and to become effective as expeditiously as shall be reasonably possible; (B) pursuant to Section 2(a)(ii) hereof, during the period commencing on the date falling thirty (30) days prior to the Company's estimated date of filing of, and ending on the date 180 days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company; and (C) pursuant to Section 2(a)(iii) hereof, during the period commencing on the date falling ninety (90) days prior to the Company's estimated date of filing of, and ending on the date 180 days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company for the account of the Company.

         (c) PRIORITY ON DEMAND REGISTRATIONS ON FORM S-1. If the managing underwriters in any underwritten Demand Registration, whether pursuant to Sections 2(a)(i), 2(a)(ii) or 2(a)(iii), shall give written advice to the Company and the Holders of Registrable Securities that the number of securities proposed to be included in such registration exceeds the Underwriters' Maximum Number, then:

                  (i) the Company will be obligated and required, in the first instance, to include in such registration, (A) for written requests pursuant to Section 2(a)(i), that number of Series D Investor Registrable Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, (B) for written requests pursuant to Section 2(a)(ii), that number of Series C Investor Registrable Securities and Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) requested by the Holders thereof to be included in such registration, which does not exceed the Underwriters'

         Maximum Number (such Registrable Securities to be allocated PRO RATA among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder), or
         (C) for written requests pursuant to Section 2(a)(iii), that number of Series B Investor Registrable Securities and Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) requested by the Holders thereof to be included in such registration, which does not exceed the Underwriters' Maximum (such Registrable Securities to be allocated PRO RATA among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder);

                  (ii) if the Underwriters' Maximum Number exceeds (A) for written requests pursuant to Section 2(a)(i), the number of Series D Investor Registrable Securities requested by the Holders thereof to be included in such registration, (B) for written requests pursuant to
         Section 2(a)(ii), the number of Series C Investor Registrable Securities and Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) requested by the Holders thereof to be included in such registration, or (C) for written requests pursuant to Section 2(a)(iii), the number of Series B Investor Registrable Securities and Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand) requested by the Holders thereof to be included in such registration, then in each instance the Company will be obligated and required to include in such registration that number of Registrable Securities (including any Series D Investor Registrable Securities requested by the Holders thereof to be included in such registration as to which Series D Investors did NOT choose to join in such Demand Registration) requested by the Holders thereof to be included in such registration (such Registrable Securities to be allocated PRO RATA among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder) and which shall not be greater than such excess;

                  (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration pursuant to Sections 2(c)(i)-(ii) above, then the Company may include in such registration that number of other Securities which persons (other than the Holders as such) shall have requested to be included in such registration and which shall not be greater than such excess; and

                  (iv) if the Underwriters' Maximum Number exceeds the sum of the numbers pursuant to Sections 2(c)(i)-(iii) above, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess.

         Neither the Company nor any of its stockholders (other than Holders of Registrable Securities) shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such stockholders (as the case may be) shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

         (d) ORDER OF DEMANDS. Notwithstanding anything to the contrary contained in this Section 2, the Demand Registration rights set forth in Sections 2(a)(i), 2(a)(ii) and 2(a)(iii) shall be exercisable by the Holders thereof, as the case may be, in the order made, so that if a demand is first made under Section 2(a)(i), it shall be honored first and shall take precedence over a demand made thereafter under Sections 2(a)(ii) and 2(a)(iii), if a demand is first made under Section 2(a)(ii), it shall be honored first and take precedence over a demand made thereafter under Sections 2(a)(i) or 2(a)(iii), and so on. In the event that requests for registration are made under any of Sections 2(a)(i), 2(a)(ii) and 2(a)(iii) simultaneously, the Company shall use its reasonable efforts to register, in accordance with this Agreement, the Series D Investor Registrable Securities in accordance with Sections 2(a)(i) and 2(c)(i)(A) hereof.

         (e) SELECTION OF UNDERWRITERS. If a written request for a Demand Registration is made pursuant to Section 2(a)(i), then the Holders of a majority of the Series D Investor Registrable Securities to be included in any Demand Registration shall determine whether or not such Demand Registration shall be underwritten and shall select the investment banker(s) and managing underwriter(s) to administer such offering. If a written request for a Demand Registration is made pursuant to Section 2(a)(ii), then the Holders of a majority of the Series C Investor Registrable Securities and the Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) to be included in any Demand Registration shall determine whether or not such Demand Registration shall be underwritten and shall select the investment banker(s) and managing underwriter(s) to administer such offering. If a written request for a Demand Registration is made pursuant to
Section 2(a)(iii), then the Holders of a majority of the Series B Investor Registrable Securities and the Series D Investor Registrable Securities (if Series D Investors choose to join in such Demand Registration) to be included in any Demand Registration shall determine whether or not such Demand Registration shall be underwritten and shall select the investment banker(s) and managing underwriter(s) to administer such offering.

         (f) UNLIMITED REGISTRATIONS ON FORM S-3. Subject to the limitations set forth in this Section 2(f), after its initial underwritten Public Sale, the Company shall use its best efforts to qualify, as promptly as practicable, for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2: Holders of not less than 30% of the then outstanding Series D

Investor Registrable Securities, Holders of not less then 30% of the then outstanding Series B Investor Registrable Securities and Holders of not less than 30% of the then outstanding Series B Registrable Securities, each shall have the right at any time and from time to time to request in writing a registration on Form S-3 (or any successor form) (which request will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof), PROVIDED, HOWEVER, that the Company shall not be obligated to effect (y) more than one such registration on Form S-3 (or any successor form) for each of the Series D Investors, the Series C Investors and the Series B Investors, as the case may be, in any twelve (12) consecutive month period and (z) any such Series B Investor Registrable Securities having an aggregate offering price of less than $1,000,000 (based on the then current public market price).

         (g)      Termination

                  (i) DEMAND REGISTRATION UNDER SECTION 2(i). The rights and obligations set forth in Section 2(a)(i) above shall automatically expire on the tenth (10th) anniversary hereof.

                  (ii) DEMAND REGISTRATION UNDER SECTION 2(ii). The rights and obligations set forth in Section 2(a)(ii) above shall automatically expire on December 8, 2007.

                  (iii) DEMAND REGISTRATION UNDER SECTION 2(iii). The rights and obligations set forth in Section 2(a)(iii) above shall automatically expire on the tenth (10th) anniversary of an initial public offering of shares of Common Stock pursuant to a Registration Statement at a price to the public of not less than $15 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) and resulting in gross proceeds to the Company of not less than $10,000,000.

         3.       PIGGYBACK REGISTRATIONS.

         (a)      RIGHTS TO PIGGYBACK.

                  (i) If (and on each occasion that) the Company proposes to register any of its equity securities under the Securities Act either for the Company's own account or for the account of any of its stockholders (other than for Holders pursuant to Section 2 hereof entitled to Demand Registrations and other than pursuant to a Form S-4 or S-8) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "PIGGYBACK REGISTRATION"), the Company will give written notice to all Holders of Registrable Securities of such proposal not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons, and (B) the thirtieth day prior to the anticipated filing date of such Piggyback Registration.

                  (ii) Subject to the provisions contained in paragraph (b) of this Section 3 and in the last sentence of this subparagraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within fifteen (15) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to Section 3(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Holders of Registrable Securities shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Holders would be obligated to sell such securities in such Piggyback Registration. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company shall include in such registration that number of Registrable Securities which the Holders thereof shall have requested be included in such registration and which shall not be greater than such excess and such Registrable Securities shall be allocated PRO RATA among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration pursuant to clause (ii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which other persons shall have requested be included in such registration and which shall not be greater than such excess.

         (c) SELECTION OF UNDERWRITERS. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

         4.       LOCKUP AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities, if the Company or the managing underwriters so request in connection with any underwritten registration of the Company' securities, will not, without the prior written consent of the Company or such underwriters and provided that the officers, directors and all Holders of at least 5% of Registrable Securities also agree not to, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred eighty (180) day period commencing on the effective date of such underwritten registration, except in connection with such underwritten registration.

         (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh (7th) day prior to, and ending on the one hundred eightieth (180th) day following, the effective date of any underwritten Demand or Piggyback Registration, except in connection with any such underwritten registration and except for any offering pursuant to an employee benefit plan approved by the Company's Board of Directors and registered on Form S-8 (or comparable form adopted by the Commission).

         5.       REGISTRATION PROCEDURES.

         (a) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (PROVIDED, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the holders of Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which such counsel shall reasonably object) and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earliest to occur of (a) the sale of all such Registrable Securities, (b) the sale by the underwriter(s) of all such Registrable Securities purchase by it/them, and (c) 180 days after the effective date of the Registration Statement and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                  (iii) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

                  (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

                  (v) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; PROVIDED that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such Seller;

                  (vi) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed with the National Association of Securities Dealers automated quotation system ("NASDAQ");

                  (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

                  (viii) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as counsel for the holders of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (ix) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (x) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 8(b) hereof;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

                  (xii) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

                  (xiii) cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

                  (xiv) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (xv)     use its best efforts to obtain:

                           (A) at the time of effectiveness of each
                  registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a majority of the Registrable Securities covered by such registration and the underwriters reasonably request; and

                           (B) at the time of any underwritten sale pursuant to
                  a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request;

                  (xvi) use its best efforts to obtain, at the time of effectiveness of each Piggyback Registration and at the time of any sale pursuant to each registration, an opinion or opinions, favorable in form and scope to the Holders of a majority of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

                  (xvii) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities
         Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

         6.       COOPERATION BY PROSPECTIVE SELLERS, ETC.

         (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any Registration Statement with respect to such Registrable Securities.

         (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

         (c) The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         (d) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by Section 5 hereof

(and any extensions thereof required by the preceding paragraph (c) of this Section 6), the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

         7.       REGISTRATION EXPENSES.

         (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Sections 2 or 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing the Holders of Registrable Securities, such counsel to be selected by the Holders of a majority of the Registrable Securities to be included in such registration, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts, commissions and fees of counsel in excess of $10,000), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company are herein called, collectively, "REGISTRATION EXPENSES". Registration Expenses will be borne and paid by the Company for all Demand Registrations and Piggyback Registrations hereunder, PROVIDED, that if a Demand Registration pursuant to
Section 2(a)(ii) is withdrawn by the Holders of Series C Investor Registrable Securities (for reasons other than attributable to a Directive), then such Holders of Series C Investor Registrable Securities will bear and pay all such Registration Expenses.

         The Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

         (b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

         (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         8.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, underwriter, officer, director, partner and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, underwriter, officer, director, partner or controlling person and stated to be specifically for use in such Prospectus or Registration Statement.

         (b) INDEMNIFICATION BY EACH HOLDER. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, PROVIDED FURTHER, that each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

         (c) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this Section 8 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification pursuant to this Section 8 (the "INDEMNIFYING PARTY") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and PROVIDED, FURTHER, that the failure by any Indemnified Party to give notice as provided in this paragraph (C) shall not relieve the Indemnifying Party of its obligations under this Section 8 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party so long as the Indemnifying Party has, in writing, acknowledged in writing its obligation to indemnify and is in compliance with all of its obligations hereunder to indemnify the Indemnified Party for all amounts in connection with such claim or Litigation and which consent shall not be unreasonably withheld. The reimbursement required by this Section 8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         9. CONTRIBUTION IN LIEU OF INDEMNIFICATION. If the indemnification provided for in Section 8 hereof is unavailable to a party that would have been an Indemnified Party under any such section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an Indemnifying Party thereunder shall, in lieu of indemnifying such

Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by PRO-RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provision of this Section 9 to the contrary, (a) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (b) each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

         10. RULE 144 REQUIREMENTS; FORM S-3. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission) as soon thereafter as possible and will remain eligible to so register securities on Form S-3 (including taking all action as is necessary and filing in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act), and to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 and Rule 144A.

The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than two (2) consecutive years, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for a period of at least ninety (90) days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration pursuant to this Agreement unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to its effective date in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

         12.      MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company has not previously entered into any agreement (which has not been replaced and superseded by this Agreement) with respect to its Common Stock granting any registration rights to any Person, and will not on or after the date of this Agreement enter into any agreement with respect to its securities which grants demand registration rights to anyone or which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless such amendment, modification, supplement, waiver or consent is approved in writing by the Company and by the Holders of not less than fifty percent (50%) of the then outstanding Series D Investor Registrable Securities and, with respect to amendments, modifications, supplements, waivers and consents affecting (i) Sections 2(a)(ii) and 2(b), approval in writing by the Holders of not less than 50% of the then outstanding Series C Investor Registrable Securities shall also be required, and (ii) Sections 2(a)(iii) and 2(b), approval in writing by the Holders of not less than 50% of the Series B Investor Registrable Securities then outstanding shall also be required.

         (c) REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Agreement,

Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders.

         (d) TERM. Subject to Section 2(g), in this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities.

         (e) REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (f) NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by overnight courier or telecopier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

                  (i) if to a Holder, at such Holder's address on the stock transfer books of the Company; and

         (ii)     if to the Company, at:

                           Art Technology Group, Inc.
                           101 Huntington Avenue - Floor 22
                           Boston, MA 02199
                           Attention:  Mr. Jeet Singh

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(f). Any such notice shall be effective
(A) if delivered personally or by telecopy, when received, (B) if sent by overnight courier, when receipted for, and (C) if mailed, five (5) days after being mailed as described above.

         (g) SUCCESSORS AND ASSIGNS. This Agreement and the rights of any Holder hereunder (i) shall not be assigned by any Series B Holder, EXCEPT that a Series B Holder may assign the rights hereunder to one or more Affiliates, PROVIDED that the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession, (ii) may be assigned by any Series C Holder, PROVIDED that the underlying transfer of shares is made in compliance with the provisions of the Stockholders' Agreement and the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession, and (iii) may be assigned by any Series D Holder, PROVIDED that the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession.

         (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

         (j) GOVERNING LAW. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law.

         (k) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to any Registrable Securities.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as an instrument under seal as of the date first written above.

                                  THE COMPANY:

                                  ART TECHNOLOGY GROUP, INC.


                                  By:  /s/ Jeet Singh
                                     -------------------------------------------
                                  Name:
                                  Title:  President/CEO

                                  SERIES D HOLDERS:

                                  TUDOR PRIVATE EQUITY FUND, L.P.


                                  By:  /s/ Robert P. Forlenza
                                     -------------------------------------------
                                  Name:  Robert P. Forlenza
                                  Title: Managing Director
                              Tudor Global Trading LLC as General Partner

                                  RAPTOR GLOBAL FUND, L.P.


                                  By:  /s/ Robert P. Forlenza
                                     -------------------------------------------
                                  Name:  Robert P. Forlenza
                                  Title: Managing Director
                              Tudor Investment Corporation as General Partner


                                  RAPTOR GLOBAL FUND, LTD.


                                  By:  /s/ Robert P. Forlenza
                                     -------------------------------------------
                                  Name:  Robert P. Forlenza
                                  Title: Managing Director
                     Tudor Investment Corporation as Investment Partner

                                    SERIES C HOLDERS:



                                      /s/ Trygve E. Myhren
                                      ------------------------------------------
                                      Trygve E. Myhren


                                      /s/ Bradley Lubin
                                      ------------------------------------------
                                      Bradley Lubin


                                      /s/ Stephen Hamblett
                                      ------------------------------------------
                                      The Hamblett Long Range Partnership
                                      By:
                                      Name:  Stephen Hamblett
                                      Title: General Partner


                                      /s/ Jon P. Goodman
                                      ------------------------------------------
                                      Jon P. Goodman


                                      /s/ Henry P. Becton, Jr. Trust
                                      ------------------------------------------
                                      /s/ Henry P. Becton, Jr. Trustee
                                      ------------------------------------------
                                      Henry P. Becton Jr. Trust


                                      /s/ Clifford Family Limited Partnership
                                      ------------------------------------------
                                      Clifford Family Limited Partnership
                                      By:   /s/ Patricia A. McCarthy
                                      Name:   Patricia A. McCarthy
                                      Title:  Trustee



                                      /s/ John C. Textor
                                      ------------------------------------------
                                      Wyndcrest ATG Holdings, Ltd.
                                      By:
                                      Name:  John C. Textor
                                      Title: General Partner


                                      /s/ Thomas N. Matlack
                                      ------------------------------------------
                                      Thomas N. Matlack

                                      /s/ Hasanain Panju
                                      ------------------------------------------
                                      Hasanain Panju


                                      /s/ Michael Margolis
                                      ------------------------------------------
                                      Michael Margolis


                                      /s/ Pratap Talwar
                                      ------------------------------------------
                                      Pratap Talwar


                                      /s/ Jane Thompson
                                      ------------------------------------------
                                      Jane Thompson


                                      /s/ Scott A. Jones
                                      ------------------------------------------
                                      Scott A. Jones

                                      ------------------------------------------
                                      Silicon Valley Bank
                                      By:
                                      Name:
                                      Title:


                                      ------------------------------------------
                                      Osprey Venture Capital Limited
                                      Partnership
                                      By:
                                      Name:
                                      Title:

                                    SERIES B HOLDER:

                                    SOFTBANK VENTURES, INC.


                                    By:  /s/ Yoshitaka Kitao
                                       -----------------------------------------
                                    Name:  Yoshitaka Kitao
                                    Title: President and CEO

                                                          SCHEDULE 1
                                                          TO REGISTRATION
                                                          RIGHTS AGREEMENT


                                     LIST OF
                                SERIES D HOLDERS

Tudor Private Equity Fund, L.P.
Raptor Global Fund, L.P.
Raptor Global Fund, Ltd.

                                                          SCHEDULE 2
                                                          TO REGISTRATION
                                                          RIGHTS AGREEMENT

                                     LIST OF
                                SERIES C HOLDERS

Trygve E. Myhren
Bradley Lubin
The Hamblett Long Range Partnership
Jon P. Goodman
Henry P. Becton Jr. Trust
Clifford Family Limited Partnership
Wyndcrest ATG Holdings, Ltd.
Thomas N. Matlack
Hasanain Panju
Michael Margolis
Pratap Talwar
Jane Thompson
Scott A. Jones
Osprey Venture Capital Limited Partnership

                                                          SCHEDULE 3
                                                          TO REGISTRATION
                                                          RIGHTS AGREEMENT

                                 SERIES B HOLDER

SOFTBANK Ventures, Inc.

                                                          SCHEDULE 4
                                                          TO REGISTRATION
                                                          RIGHTS AGREEMENT

                             INSTRUMENT OF ACCESSION

         Reference is made to that certain Registration Rights Agreement dated as of August 18, 1998, a copy of which is attached hereto (as amended and in effect from time to time, the "REGISTRATION RIGHTS AGREEMENT"), among Art Technology Group, Inc. (the "COMPANY") and the Holders (as defined therein).

         The undersigned, _____________________, in order to become the owner or holder of ______ shares of the Common Stock, $_______ par value per share, collectively, or Registrable Securities (as defined in the Registration Rights Agreement) (the "SHARES") of the Company, hereby agrees that by execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of stock of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable to Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of Delaware.

                                       Signature:
                                                     ---------------------------

                                         Address:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                            Date:
                                                     ---------------------------
Accepted:

ART TECHNOLOGY GROUP, INC.


By:
    ----------------------------------
Date:
    ----------------------------------